Exhibit 99.1

          Enesco Provides Update on Enterprise-Wide Resource
                    Planning System Implementation

    ITASCA, Ill.--(BUSINESS WIRE)--July 6, 2004--

              Incoming Orders and Backlog Remain Strong;
            2Q Results Will Be Impacted by Shipping Delays

    Enesco Group Inc. (NYSE:ENC), a leader in the gift, collectible, and home decor industries, today provided an update on the implementation of its new ERP system. Implementation has been slower than expected and further progress is needed to fully utilize the system. Although incoming orders continue to outpace last year, the ERP system issues, coupled with a higher than normal concentration of orders late in the second quarter, impacted Enesco's ability to ship product at planned levels.
    "The challenges we are experiencing will have an impact on our second quarter results," said Tom Bradley, interim CEO and CFO of Enesco. "We expect second quarter revenue to be slightly below 2003 second quarter levels, which will cause lower earnings than the same period last year.
    "We want our customers and investors to know that we are working diligently to get our systems fully engaged to capitalize on our robust business. We remain confident in the strength of our underlying business as incoming orders continue to outpace last year and the order backlog going into the third quarter exceeds that of last year."
    The Company will announce second quarter financial results on August 5, 2004, as scheduled.

    About Enesco Group, Inc.

    Enesco Group, Inc. is a world leader in the gift, collectible and home decor industries. Serving more than 40,000 customers globally, Enesco distributes products to a wide variety of specialty card and gift retailers, home decor boutique as well as mass-market chains and direct mail retailers. Internationally, Enesco serves markets operating in Europe, Australia, Mexico, Asia and the Pacific Rim. With subsidiaries located in Europe and Canada, and a business unit in Hong Kong, Enesco's international distribution network leads the industry. The Company's product lines include some of the world's most recognizable brands, including Precious Moments, Walt Disney Classics Collection, Nickelodeon, Heartwood Creek, Halycon Days, Lilliput Lane, Border Fine Arts, among others. Further information is available on the Company's web site at www.enesco.com.

    This press release contains various forward-looking statements that are based on management's current assumptions and beliefs and upon information currently available to management. The Company has tried to identify such forward-looking statements by use of such words as "expects," "intends," "anticipates," "could," "estimates," "plans," and "believes," and similar expressions, but these words are not the exclusive means of identifying such statements. Such statements are subject to various risks, uncertainties and other factors which could cause actual results to vary materially from those anticipated, estimated, expected or projected. Important factors that may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements include, but are not limited: the Company's success in developing new products and consumer reaction to the Company's new products; the Company's ability to secure, maintain and renew popular licenses, particularly our licenses for Precious Moments, Cherished Teddies, Heartwood Creek and Disney; the Company's ability to grow revenues in mass and niche market channels; the Company's ability to identify and close on strategic acquisitions; changes in general economic conditions, as well as specific market conditions; fluctuations in demand for our products; manufacturing lead times; the timing of orders and shipments and our ability to predict customer demands; inventory levels and purchase commitments exceeding requirements based upon incorrect forecasts; collection of accounts receivable; changes in the regulations and procedures effecting the importation of goods into the United States; changes in foreign exchange rates; price and product competition in the giftware industry; variations in sales channels, product costs or mix of products sold; and, possible future terrorist attacks, epidemics, or acts of war.
    In addition, the Company operates in a continually changing business environment and does not intend to update or revise the forward-looking statements contained herein, which speak only as of the date hereof. Additional information regarding forward-looking statement risk factors is contained in the Company's reports and filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the forward-looking statements contained herein may not occur and actual results could differ materially from those set forth herein. Accordingly, you should not rely on these forward-looking statements as a prediction of actual future results.

    CONTACT: Enesco Group, Inc.
             Tom Bradley (Investors), 630-875-5990
             jgadzins@enesco.com
             or
             Donna Shaults (Media), 630-875-5464
             dshaults@enesco.com